Exhibit 3.129

State of Florida

Department of State

I certify the attached is a true and correct copy of the Articles of Incorporation of WCS ADMINISTRATIVE SERVICES, INC., a corporation organized under the laws of the State of Florida, filed on October 21, 2003, effective October 21, 2003, as shown by the records of this office.

The document number of this corporation is P03000117658.

Given under my hand and the
Great Seal of the State of Florida
at Tallahassee, the Capital, this the
Twenty-first day of June, 2010

Dawn K. Roberts

Dawn K. Roberts
Secretary of State

CR2E022 (01-07)

Electronic Articles of Incorporation For	P03000117658 FILED October 21, 2003 Sec. Of State

WCS ADMINISTRATIVE SERVICES, INC.

The undersigned incorporator, for the purpose of forming a Florida profit corporation, hereby adopts the following Articles of Incorporation:

Article I

The name of the corporation is:

WCS ADMINISTRATIVE SERVICES, INC.

Article II

The principal place of business address:

1601 SAWGRASS CORPORATE PARKWAY

SUITE 300

SUNRISE, FL. US 33323

The mailing address of the corporation is:

1601 SAWGRASS CORPORATE PARKWAY

SUITE 300

SUNRISE, FL. US 33323

Article III

The purpose for which this corporation is organized is:

ANY AND ALL LAWFUL BUSINESS.

Article IV

The number of shares the corporation is authorized to issue is:

TEN THOUSAND (10,000) ($.01 PAR VALUE)

Article V

The name and Florida street address of the registered agent is:

C. CHRISTIAN SAUTTER ESQ.

2900 EAST OAKLAND PARK BOULEVARD

SUITE 200

FORT LAUDERDALE, FL. 33306

P03000117658 FILED October 21, 2003 Sec. Of State

I certify that I am familiar with and accept the responsibilities of registered agent.

Registered Agent Signature: C. CHRISTIAN SAUTTER, ESQ.

Article VI

The name and address of the incorporator is:

LARENCE PARK

1601 SAWGRASS CORPORATE PARKWAY

SUITE 300

SUNRISE, FLORIDA 33323

Incorporator Signature: LARENCE PARK, PRESIDENT

Article VII

The initial officer(s) and/or director(s) of the corporation is/are:

Title: P

LARENCE PARK

1601 SAWGRASS CORPORATE PARKWAY, SUITE 300

SUNRISE, FL. 33323 US

Title: VP

GARY PALMER

1601 SAWGRASS CORPORATE PARKWAY, SUITE 300

SUNRISE, FL. 33323 US

Article VIII

The effective date for this corporation shall be:

10/21/2003